NYSE: DMS Investor Presentation June 2023

Safe Harbor This presentation includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its and ClickDealer’s future performance and its ability to implement its strategy and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) DMS’s ability to attain the expected financial benefits from the ClickDealer transaction, (2) any impacts to the ClickDealer business from our acquisition thereof, (3) the COVID-19 pandemic or other public health crises; (4) management of our international expansion as a result of the ClickDealer acquisition; (5) changes in client demand for our services and our ability to adapt to such changes; (6) the entry of new competitors in the market; (7) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (8) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (9) the performance of DMS’s technology infrastructure; (10) the ability to protect DMS’s intellectual property rights; (11) the ability to successfully source, complete and integrate acquisitions; (12) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including any integration of the ClickDealer business; (13) changes in applicable laws or regulations and the ability to maintain compliance; (14) our substantial levels of indebtedness; (15) volatility in the trading price on the NYSE of our common stock and warrants; (16) fluctuations in value of our private placement warrants; and (17) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this presentation includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including adjusted EBITDA, unlevered free cash flow, unlevered free cash flow conversion and Variable Marketing Margin. Definitions of each non-GAAP financial measure can be located in the Appendix. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below. For guidance purposes, the company is not providing a quantitative reconciliation of adjusted EBITDA and Variable Marketing Margin in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. We use these financial measures internally to review the performance of our business units without regard to certain accounting treatments and non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement. Disclaimer 2

3 As digital marketing experts, we leverage our first-party data, proprietary technology, and expansive media reach to connect advertisers with customers.

4 The DMS Advantage: DMS Proprietary Technology DMS provides consumers with easier access to options, promotions & savings while helping our advertiser clients connect with high-intent consumers interested in their products & services. End-To-End Digital Performance Advertising Solutions • One-To-One Solution • Advertiser-Branded Campaigns • Vertical-Specific Campaigns • One-To-Many Solution 4 NYSE: DMS First-Party Data Asset Expansive Digital Media Reach DMS Advertising Solutions: DMS Marketplace Solutions DMS Brand-Direct Solutions

DMS Q1 2023 LTM Revenue Snapshot 5 1. LTM is defined as the trailing twelve months ending March 31, 2023 2. Non-GAAP financial measure. Refer to appendix for additional detail 3. Financial summary excludes the ClickDealer acquisition completed March 30, 2023 4. Prior year Non-GAAP and unaudited performance for ClickDealer and Homequote for the TTM period was $81M revenue 5. Advertisers spending in excess of $100,000 annually with DMS Net Revenue (excludes recently completed acquisitions; see footnote 4) $372MM Brand-Direct 50%Marketplace 48% Technology 2% Insurance 50% Education 14% Consumer Finance 13% Ecommerce 16% Other 7% 291 Significant Enterprise Customers 5 LTM 1 Gross Revenue By Segment LTM 1 Gross Revenue By Vertical

7 DMS Growth Momentum 6 NYSE: DMS6 DiversificationScaled SpendData Flywheel Industry-Leading Toolset To Reach, Acquire, Grow and Retain Customers Reliable ROI Drives Growth Of Client Spend Vertical-Agnostic & Channel-Agnostic

$304 $343 $352 $384 $390 $422 2021A 2022A 2023E 2024E 2025E 2026E U.S. Advertising & Marketing Spending ($ in billions) DMS TAM1 Benefits From Growing Digital Ad Spend 7 U.S. Online Marketing Spend, 2022A 1. “TAM” refers to total addressable market Sources: GroupM, This Year Next Year Global Mid-Year Advertising Forecast June 2022 Winterberry Group Analysis (2023), Oberlo, InsiderIntelligence CTV $21 Digital Audio (Radio/Podcasts) $6 Digital Out-of-Home $4 Search $98 Affiliate Network Fees $4 Digital Video $47 Display $15 Email/SMS $6 B2C Generation $5 Influencer $6 Video Game Advertising $5 Paid Social $60 Total: $277.3B

DMS TAM Now Expands To International Markets With Recent Acquisition 8 $523 $567 $627 $696 $766 $836 2021A 2022A 2023E 2024E 2025E 2026E Global Advertising And Marketing Spending ($ in billions) Global Online Marketing Spend, 2022A Internet 61.95% Television 22.72% Outdoor 5.17% Radio 3.84% Newspaper 3.71% Magazines 2.17% Cinema 0.43% Sources: eMarketer: PubMatic, Feb. 2023 Zenith, Advertising Expenditure Forecasts June 2022

DMS Provides Value To Consumers & Advertisers

FIRST-PARTY DATA ASSET + PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH = 4Rs

- RIGHT PERSON
- RIGHT OFFER
- RIGHT PLACE
- RIGHT TIME

For Consumers

easier access to:

- Options
- Promotions
- Savings

SALE

For DMS Advertiser Clients

easier access to:

Customers & Near Customers → Transactions

$

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Digital Media Solutions

Transactions10 Interest Awareness CPM (Cost per thousand) CPL & CPT (Cost per lead) (Cost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale or % of transaction value) Near Customers Intent Customers Purchase Most Value To Advertisers Least Value To Advertisers DMS De-Risks Advertising Spend Unlike traditional advertising, digital performance advertising enables advertisers to pay only for qualified intent and outcomes. Branding  Unregistered  View/Click  Unqualified  Browsing Performance Advertising  Registered  Lead/Purchase  Qualified  Researching C ( t ) CPL & CPT (Cost per lead) ( ost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale) CPA (Cost per action)

Customer Journey Spotlight

Improved advertising ROI drives scaled spend with DMS, accelerating the flywheel

1 DMS Engages Audiences To Drive Traffic

DMS has expansive digital media reach to ~70% of Americans across owned-and-operated websites, messaging, display / programmatic, email, native, search, social, connected TV and partners

Google TikTok YouTube

2 Multiple Avenues For Consumer Qualification

Marketplace	Brand-Direct
DMS-Owned Digital Assets	Combination of DMS and Advertiser Owned Assets

3 Proprietary Technology Platform

- Consumer Engagement tracking technology
- Real-time bidding marketplace
- Proprietary Data Cloud

3a Call Center Engagement

For additional qualification, where applicable, consumer will engage with agents to further qualify intent to purchase and get matched with brand partners

4 Brand Partners Acquire High-Intent Consumers

DMS delivers qualified, high-intent consumers to brand advertisers at a large scale

5 Dynamic First-Party Data Asset

Opt-in first-party data is collected in a data asset with billions of precedent engagements that provides real-time, actionable consumer insights and consumer intent signals that help to put the right message in front of the right consumer at the right time



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3
3a
4
5

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Auto 69% Health 22% Home 3% Life 6% 12 Vertical Diversification Strengthens DMS The Flywheel Creates Growth & Consistency Among Top 20 Advertisers Significant And Growing Brand Name Roster Of Blue-Chip Clients Across INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more CONSUMER FINANCE: Top 3 mortgage lenders + top 3 consumer reporting companies HOME SERVICES: Leading providers of various home products and services CAREER & EDUCATION: Top-tier large universities + large learning software providers 100% Retention Top 20 advertiser clients Top 20 insurance clients 2021 to 2022 LTM 1 Gross Revenue By Insurance Vertical 1. LTM is defined as the twelve months ending March 31, 2023 creates growth & consistency among Top 20 Advertisers The Flywheel

Dynamic Diversification – Traffic & Media

Digital streaming platforms are a future growth driver for DMS hulu
YouTube
STREAMING/ GAMING
NM
SOCIAL MEDIA
10.7%
SEARCH
msn
Aol.
8.5%
PARTNERS
QuoteWizard
QuinStreet
EVERQUOTE
13.8%
EMAIL
23.2%
MESSAGING
3.6%
Messaging capabilities
enhanced with
aimtell
NATIVE
8.6%
Bing
Taboola
Outbrain
DISPLAY
18.7%
yahoo!

DMS targets audiences where they spend their time and engages high-intent consumers when they are ready to take action.

Commentary

- Nearly 100% digital channels
- Deep digital media buying experience
- Media distribution to every American consumer segment; reaching ~70% of U.S. adults
- SaaS offering includes online real-time management of advertising activities and KPIs, such as channel performance and attribution
- Aimtell added powerful, AI-powered SaaS push technology to enhance consumer engagement with hyper-targeted messaging, leveraging advanced machine learning and customization features, to boost conversion rates and advertiser client ROI
- As legacy methods of targeting are retired (e.g. Google third-party cookies), advertisers will place increasing value on first-party data and DMS solutions
- No SEO exposure to algorithm risk

Note: Other channels represent 12.9% of media spend

13

Digital Media Solutions

8.5% 10.7% 13.8% 23.2%3.6% Sources: Winterberry Group Analysis 2023 U.S. Online Marketing Spend, 2023E1 14 CTV $27 Digital Audio (Radio/Podcasts) $7 Digital Out-of-Home $4 Search $108 Affiliate Network Fees $4 Digital Video $54 Display $17 Email/SMS $6 B2C Generation $5 Influencer $7 Video Game Advertising $6 Paid Social $64 Total: $307B U.S. Online Marketing Spend, 2023E NM 8.6% 18.7% $180 $244 $277 $307 2020A 2021A 2022A 2023E US Marketing Spend On Online Channels ($ in billions) U.S. online marketing spend is projected to increase by nearly 11% in 2023, accounting for a projected 60% of total marketing spend.

Key DMS Long Term Growth Drivers 15 Health Insurance Growth • Expand into rapid growth verticals including Health Insurance (under 65), creating downlines to vertically integrate our marketing proficiency at scale with originating policies Auto Insurance Enterprise Carrier Recovery • Stay aligned with our strategic advertising partners and work with them as they reposition and redeploy their marketing budgets as the P&C segment recovers from historically high loss ratios Internal Organic Growth • Invest in people, process and technology to identify new revenue opportunities and clients • Invest into owned-and- operated marketplace solutions • Invest in our data asset and AI, including data signal consumer enhancements for omnichannel activations • Invest in key media resources and partnerships to drive LTV and ROI Global Expansion • Execute on recently completed global ad network and home services marketplace acquisition; follow through on integration plan and drive accelerated growth within the DMS ecosystem • Capture globally expanding iGaming digital advertising spend Auto Insurance Agent Growth • Agent-based expansion within auto insurance category with active enterprise insurance advertisers. Grow to 10,000 agents on the DMS platform

7 Future State 2025 Growth Overview 16 NYSE: DMS16 0 10 20 30 40 50 60 70 80 Auto Insurance Enterprise Carrier Recovery Internal Organic Growth Auto Insurance Agent Growth Health Insurance Growth Global Expansion M ill io n s $200M In Growth Opportunities *Estimates based on the Insurance Industry expected recovery, and on DMS’ and its latest acquisition ClickDealer projected performance.

DMS Business Model & Mix

End-To-End Platform Optimizes Customer Acquisition At Attractive ROI

Brand-Direct Solutions
(49.2% LTM[1] Revenue)

Marketplace Solutions
(48.3% LTM[1] Revenue)

Technology Solutions
(2.4% LTM[1] Revenue)

1 — Brand-Direct Solutions: Place advertising on behalf of clients across channels (e.g. search, social, email, etc.)

Marketplace Solutions: Attract consumers to O&O websites relevant to clients served

Technology Solutions: License proprietary technology to clients to manage, track and optimize campaigns

2 — Filter leads through first-person database using proprietary technology

3 — Deliver customers + near customers at or below transparent, identified cost threshold → de-risking ad spend

2-way feedback loop

DMS Business Mix (% Of Revenue)



MediaAlpha
DoubleVerify
SelectQuote
VIANT.
eHealth
PubMatic
QuinStreet
Magnite
ZETA
IAS Integral Ad Science
LiveRamp
EVERQUOTE
theTradeDesk
lendingtree
Fortune 100 Insurance Agency
Numerous Ecommerce Brands
Top 3 U.S. Mortgage Lender
Top U.S. Home Services Company
Top 3 U.S. Auto Insurer
Leading Home Security Company
Leading U.S. Auto Insurer
Top 100 U.S. University
Fortune 50 Beverage Brand
Technology Solutions 5%
Marketplace Solutions 48%
Brand-Direct Solutions 47%
DMS Key Customers
DMS Key Comparables

1. LTM is defined as the twelve months ending March 31, 2023

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NYSE: DMS

15 Successful Acquisitions DMS Playbook Strong Track Record Of M&A Core M&A Criteria Add new verticals or strengthen existing verticals Enhance distribution capabilities 1 Management collaborated with third-party consultancy to streamline professionalized approach to M&A 2 Dedicated and experienced team manages M&A process 3 Maintain and evaluate pipeline of opportunities 4 Form internal SteerCo (key management plus associates with relevant expertise) to drive deal diligence, execution and integration 5 Post-closing, the target is integrated and fully harmonized into DMS within ~12 months • HR onboarding for new FTEs • Integration of IT systems, product management and sales 18 Strong M&A Track Record Strengthen technology platform

Strong Track Record Of M&A 19 Growing Insurance Market $8 $10 $11 $13 $14 2019A 2020A 2021A 2022A 2023E Accelerated Agent Growth *Agent growth stalled in Q1 due to subsidy changes and market volatility, expect agency growth to return and anticipate being able to achieve 10,000 agents by FY2025. U.S. digital ad spend growth decelerated in the financial services industry in recent years. However, according to eMarketer, insurance is projected to remain the largest ad spender, comprising 45% of total financial services spending in 2023. ($ in billions) Sources: eMarketer, CMS U.S. P&C Insurance Digital Ad Spend

Strong Track Record Of M&A 20 U.S. Health Insurance Spending Forecasted Total And Per Capita Personal Health Care Expenditure In The United States From 2021 To 2030 For 2030, the total health expenditure of the United States is forecasted to reach an estimated 6.7 trillion U.S. dollars. 3,520.50 3,719.80 3,929.30 4,150.10 4,387.30 4,629.90 4,878.20 5,148.80 5,427.60 5,680.70 10,680 11,243 11,795 12,355 12,951 13,564 14,200 14,895 15,606 16,234 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Per capita in U.S. dollars Total in billion U.S. dollars $4,297 $4,497 $4,721 $4,962 $5,231 $5,511 $5,802 $6,121 $6,451 $6,751 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Forecasted U.S. National Health Expenditure From 2021 To 2028 (In Billion U.S. Dollars) Sources: KFF, GoHealth, Statisa

Strong Track Record Of M&A 21 Growth In Vertical Opportunities U.S Consumer Finance Advertising Spend $9 $11 $14 $17 $21 $24 $28 $31 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023E Career & Education U.S Ecommerce Digital Advertising Spend U.S. Home Services (In Billion U.S. Dollars) 4.3% 2.6% first year enrollment increase across all sectors from fall 2021 enrollment increase in private for-profit four-year institutions from fall 2021 ~16 million students are enrolled in degree-granting universities and colleges in the United States ~2.8 million students are enrolled in graduate programs such as doctoral degrees, master’s degrees, professional degrees, and graduate-level certification programs ($ in billions) $13 $19 $24 $30 $36 $41 2019A 2020A 2021A 2022A 2023E 2024E ($ in billions)  Ecommerce had been expected to double to $4.5 trillion in 2021 from $2.3 trillion in 2017  Ecommerce sales are projected to be 22% of all retail sales by 2025, up from 14% in 2020  Due to the pandemic, 73% of US consumers shifted to digital banking and digital payments  Due to the change in consumer behavior, banks and other financial services providers are focusing on improving the customer experience of their digital properties  Financial services businesses will continue to use digital advertising to gain customers and boost brand reputation Sources: Statista, Prosperity for America, eMarketer, National Student Clearinghouse, Angi $497 $538 $558 $577 $598 $621 2020A 2021A 2022A 2023E 2024E 2025E

Strong Track Record Of M&A 22 Growth In Vertical Opportunities Over 65 Health Insurance: Medicare Benefits Spending IGaming Worldwide (In Billion U.S. Dollars) Under 65 Health Insurance Sources: Polaris Online Gambling Market Size Global Report, 2022 - 2030 Medicare outlays are estimated to increase from $769B in 2020 to almost $1.6T in 2032. $4,297 $4,497 $4,721 $4,962 $5,231 $5,511 $5,802 $6,121 $6,451 $6,751 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E $75 $84 $95 $106 $119 $133 $150 $167 $187 $210 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Includes North America, Europe, Asia Pacific, Latin America, Middle East and Africa. 16.3 million Record-breaking people enrolled in ACA during 2023 OEP Up 50% since 2021

Non-GAAP Financial Measures Variable Marketing Margin Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts. Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations. 23 Adjusted EBITDA, Adjusted EBITDA Margin, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion We use the non-GAAP measures of adjusted EBITDA and unlevered free cash flow to assess operating performance. Management believes that these measures provide useful information to investors regarding DMS’s operating performance and its capacity to incur and service debt and fund capital expenditures. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. By reporting these measures, DMS provides a basis for comparison of our business operations between current, past and future periods by excluding items that DMS does not believe are indicative of our core operating performance. Financial measures that are non-GAAP should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, DMS relies primarily on its GAAP results and uses adjusted EBITDA and unlevered free cash flow only as a supplement. Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b) income tax (benefit) expense, (c) depreciation and amortization, (d) impairment of intangible assets, (e) change in fair value of warrant liabilities, (f) debt extinguishment, (g) stock-based compensation, (h) change in Tax Receivable Agreement liability, (i) restructuring costs, (j) acquisition costs, and (k) other expense. In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized. Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods. Unlevered free cash flow is defined as adjusted EBITDA, less capital expenditures, and unlevered free cash flow conversion is defined as unlevered free cash flow divided by adjusted EBITDA.

Financial Performance Overview 24 1. Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post acquisition related costs 2. Includes legal and professional fees associated with the strategic alternatives, and credit agreement recapitalization

Reconciliation Of Variable Marketing Margin – 12 Months Ended 25 1. Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”) The following table provides a reconciliation of Variable Marketing Margin (“VMM”), from Net income (loss), the most directly comparable GAAP measure (in thousands): 25 NYSE: DMS